UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

July 18, 2007

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-50706 (Commission File No.)	41-1843131 (IRS Employer Identification No.)

730 Second Avenue
Minneapolis, MN 55402
(Address of principal executive offices and zip code)

(612) 376-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On July 18, 2007, Eschelon Telecom, Inc. issued a press release (the “Press Release”) jointly with Integra Telecom, Inc. announcing that the transaction between the two companies is expected to close the evening of Friday, August 31, 2007.  A copy of the Press Release dated July 18, 2007, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d)         Exhibits.

99.1           Press Release dated July 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2007	Eschelon Telecom, Inc.

/s/ Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer